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                                                             EXHIBIT 1.A.(10)(a)
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                                                 MERRILL LYNCH LIFE INSURANCE COMPANY

                                                                                     LITTLE ROCK, ARKANSAS

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                               Merrill Lynch             Variable Life Insurance                                  Policy Number
   Account Number                                              Application
                  -----------
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   Ab PROPOSED INSURED NO. 1                                        Ab PROPOSED INSURED NO. 2 (IF JOINT AND LAST SURVIVOR)

   [ ]MR.  [ ]MRS.  [ ]MISS  [ ]MS.  [ ]OTHER     FIRST NAME        [ ]MR.  [ ]MRS.  [ ]MISS  [ ]MS.  [ ]OTHER
                                             -----          -----                                             ---
     M.I.     LAST                                                  FIRST NAME     M.I.     LAST
   -     ----     -----                                                       -----    ----     --------
   ADDRESS                                                          ADDRESS
          -----------------------------                                    -----------------------------
   CITY        STATE          ZIP        SEX     HEIGHT     FT      CITY                  STATE          ZIP
       --------     ----------   --------   ----       ----   ---       ------------------     ----------   --------------
     INS. WEIGHT            LBS.                                    SEX     HEIGHT     FT      INS. WEIGHT            LBS.
   --           ------------                                           ----       ----   ------           ------------
   MARITAL          SOC. SEC.                                       MARITAL          SOC. SEC.
   STATUS           NUMBER                                          STATUS           NUMBER
         --------         ---------------                                 --------         ---------------
   HOME                     BUSINESS                                HOME             BUSINESS
   PHONE(  )      PHONE (  )                                        PHONE(  )        PHONE (  )
            ------          --------                                         --------          ---------
   DATE OF PLACE OF         AGE NEAREST                             DATE OF PLACE OF         AGE NEAREST
   BIRTH     BIRTH          BIRTHDAY                                BIRTH     BIRTH          BIRTHDAY
        -----     ----              --------                             ---       ----              --------
   OCCUPATION/DUTIES                                                OCCUPATION/DUTIES
                    -------------------                                              -------------------
                                                                    RELATIONSHIP TO NO. 1
                                                                                         --------------

   Ba OWNER                                                         C BENEFICIARY DESIGNATION           A proposed insured
   [ ]Proposed Insured No.1[ ]Proposed Insured No.2                                                 cannot be the beneficiary.
   [ ]Both Proposed Insured  with right of survivorship [  ]Other   Show name(s) and relationship(s) to proposed insured(s).
   (if other complete below)
   FIRST NAME(S)       M.I.     LAST
                ------     ----     -----------                                                                Relationship(s)
   ADDRESS                                                          Primary Beneficiary(ies):        to be proposed insured(s)
          -------------------------------------
   CITY          STATE          ZIP
       ----------     ----------   ------------                     -----------------------------    -------------------------
   TELE-                             SOC. SEC.
                                                                    -----------------------------    -------------------------
   PHONE (   )              OR TAX ID NO.
               ---------                 -------                    Contingent Beneficiary(ies):
   RELATIONSHIP TO PROPOSED INSURED(S)#1  #2
                                        --  --
   Bb Contingent Owner (Optional)
                                                                    -----------------------------    -------------------------

   FIRST NAME          M.I.     LAST                                -----------------------------    -------------------------
             ---------     ----     -----------                     The owner reserves the right to change the
   Da PLAN APPLIED FOR (SINGLE LIFE)                                beneficiary(ies) unless indicated above.

   [ ] Maximum Investment (Guarantee Period for Life)               Db PLAN APPLIED FOR (JOINT AND LAST SURVIVOR)
   [ ] Specified Face Amount of: $
                                  --------------                    [ ] Maximum Investment (Guarantee Period for Life)
                                                                    [ ] Specified Face Amount of: $
                                                                                                   --------------
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 E INITIAL PREMIUM

 Basic Coverage - Initial Premium                     $                                     Method of Payment
                                                       -----------------------
 Optional riders (check below and indicate
 premium)                                                                                   [ ]  Check
                                                      $
                                                       -----------------------
 [ ] Single Premium Immediate Annuity                 $                                     [ ]  CMA Life Service
                                                       -----------------------
 [ ] Other                                            $
          ----------------------------                 -----------------------
 Total rider premium submitted with application       $
                                                       -----------------------
 Total initial premium submitted with application
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 F PLANNED PERIODIC PREMIUMS
  (OPTIONAL)                              Complete this section only if the owner elects to pay planned periodic premiums after the initial premium.  Specify duration, amount, frequency, and method of payment.

                                                    Frequency:                        Method of Payment

 Planned Period        Amount of Planned      [ ]Annual              [ ]Quarterly              [ ]Pre-Authorized Check
                                                                                               (monthly only)
 Premium Duration      Periodic Premium                                               (Attach bank authorization form.)
            Years      $                      [ ]Semiannually        [ ]Monthly                [ ]CMA Life
 ----------             ----------------
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                                                                                     Show the amount in dollars or percentages
                                                                                                (in whole numbers)

 G INITIAL INVESTMENT ALLOCATION (BASIC COVERAGE ONLY)    Division Name
                                                                                                %       or   $                  $
                                                          --------------------   ---------------              ------------------ -
 Note:  Allocation of initial investment base is                                                %                            $
 subject to the provisions of the prospectus and          --------------------   ---------------             ---------------- ----
 Merrill Lynch Insurance Company's rules and limits.                                            %                         $
 After the fee-look period, the owner may reallocate      --------------------   ---------------             ------------- -------
 the investment base among the investment divisions.                                            %                      $
                                                          --------------------   ---------------             ---------- ----------
                                                                                                %                   $
                                                          --------------------   ---------------             ------- -------------
                                                                  Total                  100%           or
                                                                                                             ----
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H - INFORMATION ABOUT THE PROPOSED INSURED(S)

    If answer to Question 1 is no, or 2 or 3, is yes, explain in Remarks (Section    Proposed Insured       Proposed Insured
    1).                                                                               No. 1                  No.1
                                                                                      [ ] YES[ ] NO          [ ] YES[ ] NO
    1.   Is the proposed insured now performing his or her usual occupational duties (or usual daily duties if student, homemaker or retired) without any disabling impairment?
    2.   During the last two years, has the proposed insured been hospitalized,
         treated, advised or diagnosed by a member of the medical profession for      [ ] YES[ ] NO          [ ] YES[ ] NO
         any heart, liver, ling or kidney trouble, high blood pressure, stroke, diabetes, cancer, nervous disorders or disorders of the immune system
         (including AIDS or ARC)?
    3.   Has the proposed insured ever been refused life insurance, been offered a modified or rated policy, or applied for or received disability benefits from any source?
    4.   Has the proposed insured smoked any cigarettes within the last year?
    5.   Will this policy replace or change an existing insurance policy or
         annuity?                                                                     [ ] YES[ ] NO          [ ] YES[ ] NO
         (If yes, list all companies and policy numbers in Remarks, Section 1.)



                                                                                      [ ] YES[ ] NO          [ ] YES[ ] NO

                                                                                      [ ] YES[ ] NO          [ ] YES[ ] NO

                                                                                      [ ] YES[ ] NO          [ ] YES[ ] NO
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I REMARKS (ATTACH PAGES IF NECESSARY)

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J SUITABILITY, AGREEMENT AND AUTHORIZATION


Suitability

By signing below, the applicant acknowledges receipt of the appropriate prospectus and understands that the death benefit under the policy may increase or decrease depending upon the investment results of the policy, but will never be less than the face amount. The duration for which a policy is in effect may depend on the Investment results of the policy, but will never be less than the Guarantee Period. The policy's cash surrender value may increase or decrease on any day depending upon the investment results. No minimum cash surrender value is guaranteed. The policy is a long-term commitment to meet insurance needs and financial goals.

Agreement

You agree that to the best of your knowledge and belief, all statements and answers in the application are complete and true and may be relied upon in determining whether to issue the policy. Your answers will form a part of any policy to be issued, and to medical examiner or registered representative has authority to modify this agreement or waive any of Merrill Lynch's rights or requirements. If Merrill Lynch makes a change as indicated in Section L, it will be approved by acceptance of the policy where permitted by state regulation. Any change in plan, benefits applied for, amount of insurance, age at issue, or underwriting class must be agreed to in writing. You also understand that unless otherwise provided by the Temporary Insurance Agreement, no policy will take effect unless, while the insured(s) is (are)living, the initial premium is paid, the policy is delivered to and accepted by the 9owner, the answers and statements in this application continue to be complete and true at the time of such payment and delivery, and the proposed insured's insurability and condition of health





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remains as stated in the application.  Upon request, illustration of death benefits and cash surrender values comparing the policy applied for and a fixed life insurance policy of the same premium will be furnished. We will furnish any information that may be currently required by the insurance supervisory official of the jurisdiction in which this policy is delivered.

Authorization
I, the proposed insured, authorize any physician, hospital or other medical practitioner or facility, insurance company, Medical Information Bureau, or any other organization, institution or person that has any information about my health or any nonmedical information relevant to my insurability or that of my minor children who are to be insured to release such information to Merrill Lynch and its reinsurers. I authorize Merrill Lynch to obtain investigative consumer reports, if appropriate. I understand that I have a right to learn the content and receive a copy of any such report. This authorization is valid for 1 - 1/2 years from the date signed and a photographic copy is as valid as the original. I acknowledge receipt of the Fair Credit Reporting Act and Medical Information Bureau Notices.

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K SIGNATURES

SIGNED AT                    ON
         --------------------     -------------------------------------------
                          CITY                     STATE                                      DATE

X                                 X
 --------------------------------  -------------------------------------------
PROPOSED INSURED NO. 1 (PARENT/GUARDIAN    PROPOSED INSURED NO. 2 (PARENT/GUARDIAN
IF PROPOSED INSURED IS UNDER AGE 15)         IF PROPOSED INSURED IS UNDER AGE 15)

X                                 X
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 APPLICANT/OWNER (IF OTHER THAN EITHER PROPOSED INSURED)    AGENT WITNESS

NAME OF FINANCIAL                                                                             SOC. SEC. NO.
CONSULTANT                                                  OFFINANCIAL
          ----------------------------------------------
CONSULTANT         BROKER DEALER                                             BRANCH OFFICE/NUMBER
          --------              -------------------------------------------                      -----------------------


L AMENDMENTS (H.O. USE ONLY)

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